BROWN ADVISORY OPPORTUNITY FUND
Institutional Shares (BIAOX)
Advisor Shares

Supplement dated June 11, 2012 to
Prospectus dated October 31, 2011
As supplemented December 22, 2011

Effective immediately, the first paragraph of the Summary Section of Brown Advisory Opportunity Fund’s “Principal Investment Strategies” on page 29 of the Combined Prospectus has been modified as follows:

Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing primarily in a diversified portfolio of equity securities.  In doing so, the Advisor may invest broadly across the traditional style spectrum and may incorporate a mix of value and growth investment strategies, regardless of market capitalization. The Advisor selects equity securities of “high quality companies” that the Advisor believes have significant market opportunities where the companies are leaders or potential leaders in their respective industries, market proprietary products and services or are engaged in new product development and product cycle leadership that sustains a strong brand franchise.  Equity securities include domestic common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  The Fund invests primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Fund may invest up to 20% of its net assets in foreign securities, including in emerging markets.

Please retain this Supplement with the Prospectus.